UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2021

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

 +86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 31, 2021 local time, Code Chain New Continent Limited (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) at No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China.   The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 17,577,779 shares, representing approximately 38% of the 46,077,110 shares of common stock issued and outstanding as of the record date of December 3, 2021, and therefore constituting a quorum. At the Annual Meeting, the following proposals were voted on:

1.	Election of the following persons as Directors of the Company.

	FOR	WITHHOLD	BROKER NON-VOTE
WEI XU	14,686,522	32,231	2,859,026
TINGJUN YANG	14,686,522	32,231	2,859,026
BIBO LIN	14,686,516	32,237	2,859,026
MINGYUE CAI	14,686,961	31,792	2,859,026
CHENGWEI MO	14,686,958	31,795	2,859,026
FEI GAN	14,687,457	31,296	2,859,026
SIYANG HU	14,686,723	32,030	2,859,026

Accordingly, each such person has been duly elected as a Director to hold such office until the 2022 Annual Meeting of Stockholders or until his successor is elected and shall qualify.

2.	An advisory (non-binding) vote to approve the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,677,044	34,889	6,820	2,859,026

Accordingly, the compensation of the named executive officers has approved (non-binding).

3.	Ratification of WWC.P.C. to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2021.

FOR	AGAINST	ABSTAIN
17,468,803	75,632	33,344

Accordingly, WWC.P.C. has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: January 4, 2022	By:	/s/ Tingjun Yang
	Name:	Tingjun Yang
	Title:	Chief Executive Officer

2